ANNUAL REPORT

FPA Paramount Fund, Inc.

[First Pacific Advisors Logo]

DISTRIBUTOR:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

SEPTEMBER 30, 2001

PA74ANRPT1101

                             LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

     It has now been eighteen months since Steven Geist and I assumed the management of the FPA Paramount Fund. We have been steadily implementing the changes in investment strategy which we described at that time.

     We began by selling all the stocks in Paramount's portfolio, and then redeploying the proceeds into very different kinds of companies. Our target companies are industry leaders, earn high returns on capital, and have good balance sheets -- but sell at modest price/earnings ratios. The Paramount portfolio now includes 34 stocks with only about 15% cash remaining, which we consider relatively fully invested for this challenging environment.

     The date at which we assumed the management of the Fund coincided almost exactly with the market peak, in March 2000. The following year and a half has been very difficult, with the market, as measured by the S & P, down in 5 of the 6 quarters. Despite this, Paramount is actually up modestly for the 18 months, and has outperformed its benchmark, the Russell 2500, by almost 25 points.

                             PERIODS ENDED
                           SEPTEMBER 30, 2001
                      ---------------------------

                            SIX                   18
                 QUARTER   MONTHS      YEAR     MONTHS
                 -------   ------      ----     ------
Paramount        (12.9)%     2.9%      11.1%      2.9%
Russell 2500     (18.8)%    (7.7)%    (18.8)%   (20.2)%
S & P 500        (14.7)%    (9.7)%    (26.6)%   (29.3)%
Nasdaq           (30.7)%   (18.5)%    (59.2)%   (67.2)%

     One investment area where we have spent a good deal of time in recent months is energy - a sector which has not been represented in Paramount's portfolio since the manager change last year. It tends to be an area where large and unpredictable swings in commodity prices make long-term investment difficult. At the same time, these price gyrations can provide potential opportunities to investors to the extent that the stock price movements greatly exaggerate the true changes in the value of the underlying businesses.

     We believe that the oil service industry is in a long-term secular uptrend propelled by growing worldwide demand for oil and gas and increasing pressure on the reserve base. In addition, industry consolidation and greater discipline in capital allocation has served to enhance the margins and returns on capital of many oil service companies.

     This favorable long-term trend has, however, been interrupted by some negative short-term developments. The most significant of these is slowing growth or recession in the United States and Europe, reducing demand for oil and gas. The second is a temporary surplus of natural gas in the U.S. which has filled seasonal storage facilities to capacity.

     The resulting precipitous decline in U.S. gas prices, from a peak of $10 per thousand cubic feet (MCF) last winter to less than $2 per MCF last quarter, forced a sharp reduction in shallow Gulf of Mexico and onshore natural gas drilling activity. In turn, this cutback in domestic gas drilling crushed oil and gas stock prices, with 50% declines from March 2001 highs being typical.

     It was in this environment that we established our positions during July and August. As always, our objective was to purchase industry leading companies, with strong balance sheets, yet selling at modest valuations. In addition, we are emphasizing the themes of international, oil and deepwater, in contrast to domestic onshore or shallow-water natural gas.

     TIDEWATER is the leading operator of workboats -- vessels which transport people and equipment to offshore drilling rigs and production platforms. About two-thirds of its revenue is from outside the U.S.

     The industry has been characterized in recent years by steady consolidation, and by a more judicious investment in new vessels. Tidewater, for example, has limited its newbuild program mostly to the niche markets of crewboats and deepwater vessels. As a result, its balance sheet is virtually debt free, and its financial strength greater than any of its competitors.

     NOBLE DRILLING is a leading provider of offshore drilling services with a fleet of semisubmersibles, drillships and jackups. Its emphasis is on deepwater and foreign operations, though it does have a presence in shallow Gulf of Mexico waters as well. Its fleet of modern, technically advanced drillships and 4th and 5th generation semisubmersibles are capable of drilling in water depths greater than 5,000 feet.

     CAL DIVE is an energy service company specializing in offshore support activities, utilizing a fleet of technically advanced, dynamically positioned vessels. Its expertise extends from assisting in exploration and field development, all the way through to platform salvage after fields are depleted. In addition, it owns a 20% interest in a major deepwater Gulf of Mexico field named Gunnison, estimated to be worth about $6 per Cal Dive share.

     Although this sector has a number of investment challenges, as we discussed earlier, we have remained consistent to our investment principles, selecting only market leading companies with superior financial records, selling at attractive valuations.

                          CAL        NOBLE
                          DIVE      DRILLING      TIDEWATER
Market Cap               $560M        $3.6B         $1.7B
Return on Equity           21%          14%            9%
PE Ratio                 15.9x        16.6x         16.4x
Debt % Cap                 11%          26%            0%
Price Decline
  from March High        (48)%        (56)%         (50)%

     We are hopeful that these recent investments in the oil service area will contribute to Paramount's strong performance in future periods.

Respectfully submitted,

/s/ Eric S. Ende

Eric S. Ende
President
November 6, 2001

                             HISTORICAL PERFORMANCE

CHANGE IN VALUE OF A $10,000 INVESTMENT IN FPA PARAMOUNT FUND, INC. VS. RUSSELL 2500 INDEX AND LIPPER SMALL-CAP VALUE FUND AVERAGE FROM OCTOBER 1, 1991 TO SEPTEMBER 30, 2001

                                             AVERAGE ANNUAL TOTAL RETURN
                                            YEARS ENDED SEPTEMBER 30, 2001
PFA PARAMOUNT FUND, INC.              1 YEAR             5 YEARS          10 YEARS
At Net Asset Value                    11.11%              -6.41%          3.69%
With Maximum of 5.25% Sales Charge     5.28%              -7.42%          3.14%

                                   9/30/91  9/30/92  9/30/93  9/30/94  9/30/95  9/30/96  9/30/97  9/30/98  9/30/99  9/30/00  9/30/01
                                   -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
FPA Paramount Fund, Inc.             9,350    9,989   11,495   13,988   15,542   18,716   22,029   16,574   15,449   12,092   13,435
FPA Paramount Fund, Inc. (NAV)      10,000   10,683   12,294   14,961   16,623   20,017   23,560   17,727   16,523   12,933   14,369
Lipper Small-Cap Value Fund Average 10,000   10,950   14,055   14,389   17,771   20,441   27,427   23,011   25,936   30,758   32,862
Russell 2500 Index                  10,000   11,031   14,345   14,762   18,522   21,456   28,817   24,086   29,332   37,993   30,862

Past performance is not indicative of future performance. The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is considered a measure of small to medium capitalization stock performance. This index does not reflect any commissions or fees which would be incurred by an investor purchasing the stocks they represent. The Lipper Small-Cap Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The Lipper data does not include sales charges. The performance shown for FPA Paramount Fund, Inc., with an ending value of $13,435 reflects deduction of the current maximum sales charge of 5.25% of the offering price. In addition, since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the Fund's performance at net asset value (NAV) is also shown, as reflected by the ending value of $14,369. The performance of the Fund and of the Averages is computed on a total return basis which includes reinvestment of all distributions.

                             MAJOR PORTFOLIO CHANGES
                       Six Months Ended September 30, 2001

                                                                                                    SHARES
                                                                                             --------------------
NET PURCHASES
COMMON STOCKS
Advanced Fibre Communications, Inc.                                                                  38,700
Cal Dive International, Inc. (1)                                                                     88,000
Clayton Homes, Inc.                                                                                  10,000
IDEX Corporation                                                                                      5,000
Knight Transportation, Inc.                                                                          20,000
Noble Drilling Corporation (1)                                                                       91,000
Ocular Sciences, Inc.                                                                                 5,000
SanDisk Corporation                                                                                 107,000
ScanSource, Inc.                                                                                      2,400
Tidewater Inc. (1)                                                                                   75,000


NET SALES

COMMON STOCKS
Bacou USA, Inc. (2)                                                                                  48,400
Donaldson Company, Inc.                                                                               5,900
Manitowoc Company, Inc., The                                                                          9,000
O'Reilly Automotive, Inc.                                                                            24,000





(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                            PORTFOLIO OF INVESTMENTS
                               September 30, 2001

COMMON STOCKS                                                                         SHARES            VALUE
--------------------------------------------------------------------------------  --------------   ----------------
PRODUCER DURABLE GOODS -- 21.3%
Crane Co.                                                                               55,000     $     1,205,600
Denison International plc (ADR)*                                                       110,000           1,595,000
Donaldson Company, Inc.                                                                 67,100           1,933,822
Graco Inc.                                                                              93,000           2,808,600
IDEX Corporation                                                                        55,000           1,520,750
Kaydon Corporation                                                                      55,000           1,151,150
Manitowoc Company, Inc., The                                                            91,200           2,210,688
Zebra Technologies Corporation (Class A)*                                               50,000           1,873,000
                                                                                                   ----------------
                                                                                                   $    14,298,610
                                                                                                   ----------------
HEALTH CARE -- 9.5%
DENTSPLY International Inc.                                                             29,000     $     1,332,260
Landauer, Inc.                                                                          95,000           3,225,250
Ocular Sciences, Inc.*                                                                  90,000           1,822,500
                                                                                                   ----------------
                                                                                                   $     6,380,010
                                                                                                   ----------------
TECHNOLOGY -- 9.4%
Advanced Fibre Communications, Inc.*                                                    45,000     $       657,450
KEMET Corporation*                                                                      80,000           1,316,800
Plantronics, Inc.*                                                                      19,000             323,950
SanDisk Corporation*                                                                   168,000           1,656,480
Stratos Lightwave, Inc.*                                                                54,406             187,701
TriQuint Semiconductor, Inc.                                                           134,746           2,154,588
                                                                                                   ----------------
                                                                                                   $     6,296,969
                                                                                                   ----------------
ENERGY -- 8.4%
Cal Dive International, Inc.*                                                           88,000     $     1,466,080
Noble Drilling Corporation*                                                             91,000           2,184,000
Tidewater Inc.                                                                          75,000           2,001,750
                                                                                                   ----------------
                                                                                                   $     5,651,830
                                                                                                   ----------------
BUSINESS SERVICES & SUPPLIES -- 7.9%
HON INDUSTRIES Inc.                                                                     65,000     $     1,427,400
Manpower Inc.                                                                           56,000           1,474,480
Office Depot, Inc.*                                                                    175,000           2,380,000
                                                                                                   ----------------
                                                                                                   $     5,281,880
                                                                                                   ----------------
RETAILING -- 6.6%
Circuit City Stores, Inc.                                                               80,000     $       960,000
O'Reilly Automotive, Inc.*                                                             120,600           3,455,190
                                                                                                   ----------------
                                                                                                   $     4,415,190
                                                                                                   ----------------

                            PORTFOLIO OF INVESTMENTS
                               September 30, 2001

                                                                                    SHARES OR
                                                                                    PRINCIPAL
COMMON STOCKS -- CONTINUED                                                            AMOUNT            VALUE
--------------------------------------------------------------------------------  --------------   ----------------
DISTRIBUTION -- 6.2%
Arrow Electronics, Inc.*                                                                40,500     $       844,830
Black Box Corporation*                                                                  45,000           1,893,600
ScanSource, Inc.*                                                                       32,400           1,451,196
                                                                                                   ----------------
                                                                                                   $     4,189,626
                                                                                                   ----------------
MATERIALS -- 5.4%

Martin Marietta Materials, Inc.                                                         45,000     $     1,759,950
OM Group, Inc.                                                                          34,000           1,870,000
                                                                                                   ----------------
                                                                                                   $     3,629,950
                                                                                                   ----------------
CONSUMER DURABLE GOODS -- 3.1%

Clayton Homes, Inc.                                                                    170,000     $     2,074,000
                                                                                                   ----------------
ENTERTAINMENT -- 3.0%

Carnival Corporation                                                                    90,000     $     1,981,800
                                                                                                   ----------------
BANKING -- 2.8%

National Commerce Financial Corporation                                                 72,500     $     1,892,250
                                                                                                   ----------------
TRANSPORTATION -- 1.7%

Knight Transportation, Inc.*                                                            60,000     $     1,149,000
                                                                                                   ----------------
TOTAL COMMON STOCKS -- 85.3% (Cost $54,741,429)                                                    $    57,241,115
                                                                                                   ----------------
SHORT-TERM INVESTMENTS -- 16.6%
Short-term Corporate Notes:
  American General Corporation -- 3.38% 10/1/01                                     $2,516,000     $     2,516,000
  American General Finance Corporation -- 3.38% 10/1/01                              1,000,000           1,000,000
  General Electric Capital Corporation -- 3.46% 10/10/01                             2,500,000           2,497,838
  American General Finance Corporation -- 3.42% 10/19/01                             2,000,000           1,996,580
  Coca-Cola Company, The -- 2.55% 10/22/01                                           3,140,000           3,135,329
                                                                                                   ---------------
TOTAL SHORT-TERM INVESTMENTS (Cost $11,145,747)                                                    $    11,145,747
                                                                                                   ---------------
TOTAL INVESTMENTS -- 101.9% (Cost $65,887,176)                                                     $    68,386,862
Other assets and liabilities, net -- (1.9)%                                                             (1,309,007)
                                                                                                   ---------------

TOTAL NET ASSETS -- 100%                                                                           $    67,077,855
                                                                                                   ===============


*Non-income producing securities

See notes to financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                               September 30, 2001

ASSETS
  Investments at value:
    Investment securities -- at market value
      (identified cost $54,741,429)                                              $    57,241,115
    Short-term investments -- at cost plus interest earned
      (maturities of 60 days or less)                                                 11,145,747   $    68,386,862
                                                                                 ---------------
  Cash                                                                                                         200
  Receivable for:
    Dividends                                                                    $        54,119
    Capital Stock sold                                                                    29,055            83,174
                                                                                 ---------------   ---------------
                                                                                                   $    68,470,236


LIABILITIES
  Payable for:
    Capital Stock repurchased                                                    $     1,094,852
    Investment securities purchased                                                      216,254
    Advisory fees and financial services                                                  47,275
    Accrued expenses                                                                      34,000         1,392,381
                                                                                 ---------------   ---------------

NET ASSETS                                                                                         $    67,077,855
                                                                                                   ---------------


SUMMARY OF SHAREHOLDERS' EQUITY

  Capital Stock -- par value $0.25 per share; authorized
    100,000,000 shares; outstanding 8,387,111 shares                                               $     2,096,778
  Additional Paid-in Capital                                                                           241,554,398
  Accumulated net realized loss on investments                                                        (179,181,095)
  Undistributed net investment income                                                                      108,088
  Unrealized appreciation of investments                                                                 2,499,686
                                                                                                   ---------------

NET ASSETS                                                                                         $    67,077,855
                                                                                                   ===============

NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM
 OFFERING PRICE PER SHARE
  Net asset value and redemption price per share
   (net assets divided by shares outstanding)                                                                $8.00
                                                                                                             =====
  Maximum offering price per share
   (100/94.75 of per share net asset value)                                                                  $8.44
                                                                                                             =====

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                      For The Year Ended September 30, 2001

INVESTMENT INCOME
    Interest                                                                                       $    1,030,449
    Dividends                                                                                             515,866
                                                                                                   --------------
                                                                                                   $    1,546,315

EXPENSES
    Advisory fees                                                                $       516,134
    Transfer agent fees and expenses                                                     189,557
    Financial services                                                                    75,559
    Directors' fees and expenses                                                          41,086
    Audit fees                                                                            26,450
    Custodian fees and expenses                                                           22,231
    Registration fees                                                                     21,569
    Reports to shareholders                                                               21,500
    Legal fees                                                                            12,178
    Insurance                                                                              6,657
    Other expenses                                                                         2,702
                                                                                 ---------------
                                                                                 $       935,623
    Reimbursement from Investment Adviser                                                (62,566)         873,057
                                                                                 ---------------   --------------
            Net investment income                                                                  $      673,258
                                                                                                   --------------

NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS Net realized gain on investments:
    Proceeds from sales of investment securities (excluding
      short-term investments with maturities of 60 days or less)                 $     8,674,358
    Cost of investment securities sold                                                 5,690,369
                                                                                 ---------------
        Net realized gain on investments                                                           $    2,983,989
Unrealized appreciation/depreciation of investments:
    Unrealized depreciation at beginning of year                                 $    (1,207,107)
    Unrealized appreciation at end of year                                             2,499,686
                                                                                 ---------------
        Unrealized appreciation of investments                                                          3,706,793
                                                                                                   --------------
            Net realized and unrealized gain on investments                                        $    6,690,782
                                                                                                   --------------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                                                                  $    7,364,040
                                                                                                   ==============

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                FOR THE YEAR ENDED SEPTEMBER 30,
                                                ------------------------------------------------------------------
                                                              2001                             2000
                                                --------------------------------  --------------------------------
INCREASE (DECREASE) IN
 NET ASSETS
Operations:
  Net investment income                         $       673,258                   $     1,343,380
  Net realized gain (loss) on investments             2,983,989                       (75,439,568)
  Unrealized appreciation of investments              3,706,793                        44,534,331
                                                ---------------                   ---------------
Increase (decrease) in net assets
  resulting from operations                                      $     7,364,040                   $   (29,561,857)
Distributions to shareholders from
  net investment income                                               (1,151,506)                       (1,145,952)
Capital Stock transactions:
  Proceeds from Capital Stock sold              $    17,781,304                   $     6,739,643
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions                    1,029,522                         1,011,958
  Cost of Capital Stock repurchased                 (31,180,256)     (12,369,430)     (75,029,029)     (67,277,428)
                                                ---------------  ---------------  ---------------  ---------------
Total decrease in net assets                                     $    (6,156,896)                   $  (97,985,237)
NET ASSETS
Beginning of year, including
  undistributed net investment income
  of $586,336 and $388,908                                            73,234,751                       171,219,988
                                                                 ---------------                   ---------------
End of year, including
  undistributed net investment income
  of $108,088 and $586,336                                       $    67,077,855                   $    73,234,751
                                                                 ===============                   ===============
CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold                                           2,222,113                           896,777
Shares issued to shareholders upon
  reinvestment of dividends and
  distributions                                                          131,795                           127,162
Shares of Capital Stock repurchased                                   (3,957,700)                       (9,128,941)
                                                                 ---------------                   ---------------
Decrease in Capital Stock
  outstanding                                                         (1,603,792)                       (8,105,002)
                                                                 ===============                   ===============

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

 SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                             YEAR ENDED SEPTEMBER 30,
                                                             ----------------------------------------------------------
                                                              2001         2000         1999         1998         1997
                                                             ------       ------       ------       ------       ------
Per share operating performance:
Net asset value at beginning of year                         $ 7.33       $ 9.46       $10.24       $15.95       $16.54
                                                             ------       ------       ------       ------       ------
Income from investment operations:
 Net investment income                                       $ 0.08       $ 0.13       $ 0.07       $ 0.16       $ 0.29
 Net realized and unrealized gain (loss)
  on investment securities                                     0.72        (2.17)       (0.77)       (3.77)        2.30
                                                             ------       ------       ------       ------       ------
Total from investment operations                             $ 0.80       $(2.04)      $(0.70)      $(3.61)      $ 2.59
                                                             ------       ------       ------       ------       ------
Less distributions:
  Dividends from net investment income                       $(0.13)      $(0.09)      $(0.08)      $(0.20)      $(0.31)
  Distributions from net realized capital gains                 --           --           --         (1.90)       (2.87)
                                                             ------       ------       ------       ------       ------
  Total distributions                                        $(0.13)      $(0.09)      $(0.08)      $(2.10)      $(3.18)
                                                             ------       ------       ------       ------       ------
Net asset value at end of year                               $ 8.00       $ 7.33       $ 9.46       $10.24       $15.95
                                                             ======       ======       ======       ======       ======
Total investment return*                                     11.11%     (21.73)%      (6.79)%     (24.76)%       17.70%
Ratios/supplemental data:
Net assets at end of year (in $000's)                        67,078       73,235      171,220      385,845      830,733
Ratio of expenses to average net assets:
  Before reimbursement from Investment Adviser                1.28%        1.22%        1.03%        0.92%        0.86%
  After reimbursement from Investment Adviser                 1.20%        1.17%        1.03%        0.92%        0.86%
Ratio of net investment income to
  average net assets:
  Before reimbursement from Investment Adviser                0.84%        1.18%        0.57%        1.14%        1.84%
  After reimbursement from Investment Adviser                 0.92%        1.22%        0.57%        1.14%        1.84%
Portfolio turnover rate                                         16%          76%          21%          68%         110%

*Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

See notes to financial statements.


   FEDERAL TAX STATUS OF FISCAL YEAR DISTRIBUTIONS TO SHAREHOLDERS (UNAUDITED)

                                                                    ORDINARY INCOME
                                         PER SHARE          -----------------------------              LONG-TERM
         PAYABLE DATE                      AMOUNT           QUALIFYING     NON-QUALIFYING             CAPITAL GAIN
----------------------------             ---------          ----------     --------------             ------------
December 29, 2000                          $0.11               23.4%            76.6%                       --
July 9, 2001                               $0.02              100.0%             --                         --

Qualifying dividends refers to the amount of dividends which are designated as qualifying for the 70% dividends received deduction applicable to corporate shareholders.

A form 1099 will be mailed to each shareholder in January 2002 setting forth specific amounts to be included in their 2001 tax returns.

                          NOTES TO FINANCIAL STATEMENTS
                               September 30, 2001


NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund's objective is a high total investment return, including capital appreciation and income, from a diversified portfolio of securities. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Security Valuation

         Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the year, or if there was not a sale that day, at the last bid price. Unlisted securities are valued at the most recent bid price. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned, which approximates market value.

B.   Federal Income Tax

         No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.   Securities Transactions and Related Investment Income

         Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.   Use of Estimates

         The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

     Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $19,538,185 for the year ended September 30, 2001. Realized gains or losses are based on the specific-certificate identification method. The cost of securities held at September 30, 2001 was the same for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all securities at September 30, 2001 for federal income tax purposes was $9,081,777 and $6,582,091, respectively. For federal income tax purposes, the Fund currently has accumulated net realized losses in the amount of $179,175,127 which can be carried forward to offset future gains. The ability to carry these losses forward ultimately expires in 2009.

NOTE 3 -- ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund reimburses the Adviser monthly for the costs incurred by the Adviser in providing financial services to the

Fund, providing, however, that this reimbursement shall not exceed 0.1% of the average daily net assets for any fiscal year. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year. For the year ended September 30, 2001, the Adviser reduced its fee by $62,566 to reimburse the Fund for expenses in excess of this limit.

     For the year ended September 30, 2001, the Fund paid aggregate fees, excluding expenses, of $39,000 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- DISTRIBUTOR

     For the year ended September 30, 2001, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $2,500 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

                         REPORT OF INDEPENDENT AUDITORS


TO THE BOARD OF DIRECTORS AND
SHAREHOLDERS OF FPA PARAMOUNT FUND, INC.

     We have audited the accompanying statement of assets and liabilities of FPA Paramount Fund, Inc., including the portfolio of investments, as of September 30, 2001, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights, for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Paramount Fund, Inc. as of September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

Los Angeles, California
October 26, 2001

                             OFFICERS AND DIRECTORS



DIRECTORS

Eric S. Ende
John P. Endicott
Leonard Mautner
John H. Rubel
John P. Shelton

Joseph Lowitz, CHAIRMAN EMERITUS
John F. Allard, DIRECTOR EMERITUS




OFFICERS

Eric S. Ende, PRESIDENT AND PORTFOLIO MANAGER
Steven R. Geist, EXECUTIVE VICE PRESIDENT AND PORTFOLIO MANAGER
J. Richard Atwood, TREASURER
Sherry Sasaki, SECRETARY
Christopher H. Thomas, ASSISTANT TREASURER



INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064



DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064



COUNSEL

O'Melveny & Myers LLP
Los Angeles, California



INDEPENDENT AUDITORS

Ernst & Young LLP
Los Angeles, California



CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts



SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8500
Boston, Massachusetts  02266-8500
(800) 638-3060
(617) 483-5000



This report has been prepared for the information of shareholders of FPA Paramount Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.